SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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H. J. Heinz Company

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     The following presentation was posted to H. J. Heinz Company’s Internet website at www.heinzsuperiorvalue.com:

                                     Heinz

                                                                              1

                                                            J U N E 1 , 2 0 0 6

Jack Runkel

Vice President - Investor Relations
H. J. Heinz Company

                                                                              2

                             Safe Harbor Statement

Please be aware that certain forward-looking statements made during this meeting which are not historical facts, including any statements regarding the
Company's targets, beliefs or expectations, are forward-looking statements that are being made in an effort to assist you in understanding the Company and its results. Forward-looking statements involve inherent risk and uncertainty.
There are a number of important factors that could cause actual results to differ materially from those contained in such statements. These factors are described in the Company's annual report on form 10-K for the fiscal year ended
April 27, 2005. The Company may also use pro-forma financial exhibits, which could differ from reported results using Generally Accepted Accounting
Principles (GAAP). Reasons for differences from GAAP versus non-GAAP pro-forma statements are that the latter typically exclude special charges, which are not expected to occur routinely in future periods. The Company uses the non-GAAP financial exhibits internally to focus management on period-to-period changes in the Company's businesses and gauge our business operating performance.
Management believes this information is also helpful to investors in understanding trends in the business. The most directly comparable GAAP financial measures and reconciliations to non-GAAP financial measures are set forth in the Form 8-K and its exhibits furnished to the SEC in connection with the Company's earnings releases for fiscal years 2003, 2004, 2005 and 2006, which are posted at www.heinz.com in the Heinz Newsroom. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of future events or otherwise, except as required by the securities laws.

                                                                              3

                                              J U N E 1 , 2 0 0 6

William R. Johnson

Chairman, President and CEO
H. J. Heinz Company

                                                                              4

                   Superior Value and Growth Plan FY07-FY08

The plan has three parts:

-    Reduce costs to improve margins

-    Grow the core portfolio

-    Generate cash to deliver superior value

                                                                              5

                                     Heinz

                                  Our Path to
                                  the Present

                                                                              6

Strategy FY03 - FY06

-    Sharply focused the portfolio

-    Grew the top line

-    Streamlined the organization

-    Strengthened processes

-    Upgraded the team

                                                                              7

Progress to Date

                 FY02     FY06
Categories        6         3
Employees       46,500   33,100
Executives        345      245
SK's            35,000   16,500
Factories         101      91

                                                                              8

Cash Flow Performance

Operating Free Cash Flow

                                                                              9

Cash Flow Performance



Operating Free Cash Flow
$1,457
$3,533
FY99 - FY02
FY03 - FY06

FY06: A Year of
Significant Accomplishments

-    Delivered solid sales, profit, and cash flow

-    Aggressively addressed Europe

-    Upgraded talent

-    Extended trade spending process to Europe

-    Greatly simplified portfolio

                                                                             11

H. J. Heinz Today

                                                                             12

H. J. Heinz Today

Categories
----------

-    Ketchup & Sauces $19B

-    Meals & Snacks $27B

-    Infant Food $5B

>   90% of sales
>   95% of economic profit

Source for category size: Euromonitor

                                                                             13

H. J. Heinz Today

                                       Geographies
                                       -----------
Categories                             Developed Markets
----------                             -----------------

-    Ketchup & Sauces                  -    United States
     $19B
                                       -    Canada
-    Meals & Snacks
     $27B                              -    United Kingdom

-    Infant Food                       -    Italy
     $5B
                                       -    Western Europe

                                       -    Australia/New Zealand

>   90% of sales                      ~    85% of sales
>   95% of economic profit            ~    95% of
                                           economic profit

Source for category size: Euromonitor

                                                                             14

H. J. Heinz Today

                                         Geographies
                                         -----------

Categories                   Developed Markets        Emerging Markets
----------                   -----------------        ----------------

-    Ketchup & Sauces        -    United States       -    Russia
     $19B
                             -    Canada              -    India
-    Meals & Snacks
     $27B                    -    United Kingdom      -    China

-    Infant Food             -    Italy               -    Indonesia
     $5B
                             -    Western Europe      -    Poland

                             -    Australia/
                                  New Zealand

>   90% of sales             ~    85% of sales        ~    7.5% of sales
>   95% of economic profit   ~    95% of                   and 1/4 of
                                  economic profit          sales growth

Source for category size: Euromonitor

                                                                             15

Leading Brands
                Market                     Market
Brand          Position   Brand           Position
-----          --------   -----           --------

Heinz             #1       ABC               #1
Ore-Ida           #1       HP Sauce          #1
Weight Watchers            Lea & Perins
Smart Ones        #2       T.G.I. Fridays    #2
Plasmon           #1       Weight Watcher    #1
 Oasi Ecologica            from Heinz
Classico          #1       Wattie's          #1
 Inspired Italian

                                                                             16

Heinz: The Right Team

Dave Moran                          Scott O'Hara                 Art Winkleblack
EVP, President and CEO              EVP, President and CEO       EVP and Chief Financial Officer
North American Consumer Products    Heinz Europe                 H.J. Heinz Company

                                                                             17

                                                 FINANCIAL REVIEW YEAR-END FY06

Art Winkleblack
Executive Vice President and CFO
H. J. Heinz Company

                                                                             18

Outline

-    Q4 and Full Year FY06

-    Three Year Performance Perspective

-    FY07 and FY08 Financial Outlook

                                                                             19

                                     Heinz

                                4th Quarter FY06

                                                                             20

                             EPS Summary - Q4 FY06

                                                       Continuing Operations -
Total Company            Continuing Operations         Excl. Special Items
-------------            ---------------------         -----------------------

$0.50     $0.59           $0.00        $0.54             $0.54        $0.59

FY06       FY05            FY06         FY05              FY06         FY05

                                                                             21

Special Items - Q4 FY06

                                                      P&L Impact (US$ MM)
                                                   -----------------------
                                                   Pre-Tax       After-Tax
                                                   -------       ---------
Item(1)
-------

Separation, Downsizing and Integration              $58.7          $26.1

Net Loss on Dispositions and Impairments             63.1           51.2

Zimbabwe Impairment                                 111.0          105.6

American Jobs Creation Act (AJCA)                       -           (3.3)
                                                    -----            ----

     Total Special Items for Continuing Ops         232.8          179.6
                                                    -----          -----

Sales of European Seafood & Tegel                  (209.1)        (156.8)

Other Discontinued Ops                              (10.9)         (10.0)
                                                    -----          -----

     Total Company Reported vs.
        Continuing Ops. Excluding Special Items     $12.8          $12.8
                                                    =====          =====

(1) Amounts may not foot due to rounding.

                                                                             22

                        Performance Scorecard - Q4 FY06

Performance Scorecard - Q4 FY06

(US$ MM)
                                                     Q4              Change
                                               --------------       ----------
Continuing Operations, Excl. Special Items      FY06     FY05          B/(W)
------------------------------------------     ------   -----       ----------

Revenue                                        $2,400   $2,231         7.6%
Gross Profit Margin                             36.5%    37.0%        (0.5) pp
Marketing (% of Revenue)                         3.1%     3.3%        (0.2) pp
Operating Income                                 $368     $346         6.3%
EPS                                             $0.54    $0.59      ($0.05)
Capex (% of Revenue)(1)                          3.2%     4.5%         1.3 pp
Cash Conversion Cycle(1)(2)                        55       54          (1)
Operating Free Cash Flow(1)(3)                   $492     $545        ($53)

(1)  Not restated for discontinued operations, calculated on a total company basis.

(2)  Based on 2-point average balance sheet information for total company.

(3)  Cash provided by operating activities less capital expenditures for total company.

                                                                             23

                                     Heinz

                         Full Year 2006 Full Year 2006

                                                                             24

EPS Summary - FY06

                                                      Continuing Operations -
Total Company           Continuing Operations         Excl. Special Items
-------------           ---------------------         -----------------------

$1.89   $2.13             $1.29     $1.95                $2.10    $2.21

 FY06    FY05               FY06     FY05                 FY06      FY05

                                                                             25

Special Items - FY06

                                                  P&L Impact (US$ MM)
                                                 ----------------------
Item(1)                                          Pre-Tax      After-Tax
-------                                          -------      ---------

Separation, Downsizing and Integration           $146.7         $96.6
Net Gain/Loss on Dispositions and Impairments      95.5          48.3
Zimbabwe Impairment                               111.0         105.6
American Jobs Creation Act (AJCA)                   -            24.4
                                                 ------        ------
Total Special Items for Continuing Ops            353.2         274.9
                                                 ------        ------
Sales of European Seafood & Tegel                (209.1)       (132.3)
Other Discontinued Ops                            (50.2)        (70.6)
                                                 ------        ------
Total Company Reported vs.
Continuing Ops. Excluding Special Items           $93.9         $72.0
                                                 ======        ======

(1) Amounts may not foot due to rounding.

                                                                             26

FY06 Dispositions

Description                             Status
-----------                           --------------

Farex                                 Sale Completed
Starkist Food d'Or                    Sale Completed
HAK Vegetables                        Sale Completed
Hain                                  Sale Completed
Luton Plant / Chilled Sandwich        Sale Completed
New Zealand Plant Assets              Sale Completed
Philippines Joint Venture             Sale Completed
Tegel Foods                           Sale Completed
European Seafood                      Sale Completed
Nashville Plant                       Sale Completed
Fakenham Plant / Linda McCartney        In Process
Foodservice Pasta Assets                In Process
Suprama                                 In Process
European Production Assets              In Process
Botswana                                In Process
Zimbabwe                                In Process

                                                                             27

Performance Scorecard - FY06

(US$ MM)
                                                       Full Year
                                                     ---------------    Change
Continuing Operations, Excl. Special Items            FY06     FY05      B/(W)
------------------------------------------           ------   ------    --------

Revenue                                              $8,643   $8,103      6.7%
Gross Profit Margin                                   36.8%    37.8%      (0.9) pp
Marketing (% of Revenue)                               3.1%     3.3%      (0.2) pp
Organic Operating Income                             $1,350   $1,308      3.2%
Organic EPS                                           $2.10    $2.21    ($0.11)
Capex (% of revenue)(1)                                2.5%     2.7%       0.2 pp
Cash Conversion Cycle(1)(2)                              56       58         2
Operating Free Cash Flow(1)(3)                         $844     $920      ($76)
Net Debt(1)(4)                                       $3,968   $3,425     ($543)
Pre-Tax ROIC(1)(2)                                    21.7%    23.4%      (1.7) pp

(1)  Not restated for discontinued operations, calculated on a total company basis.

(2)  Based on 5-point average balance sheet information for total company.

(3)  Cash provided by operating activities less capital expenditures for total company.

(4)  Net Debt excludes the value of interest rate swaps. Change

                                                                             28

Net Sales Variance - FY06

(US$ MM)

                             Continuing Operations

                         $310       ($6)    ($119      )  $355             $540

                      Volume/Mix   Price    Forex      Acquis./Divest.    Total

B/(W) vs. Prior Year:   3.8%      (0.1%)    (1.5%)         4.4%            6.7%
                        ===       ====      ====           ===             ===

                                                                             29

                          Balance Sheet Items - FY06

(US$MM, on a Total Company Basis)

                              End of Quarter Dollars          5 Point Average
                           --------------------------      ---------------------
                                   Q4                      Full Year
                           ----------------   Better/      ---------     Better/
                             FY06      FY05   (Worse)      FY06   FY05   (Worse)
                           ------    ------   -------      ----   ----   -------

Accounts Receivable        $1,002    $1,092    $90          43     43       0
Inventories                 1,074     1,257    183          77     82       4
Accounts Payable            1,035     1,182   (147)         65     67      (2)
                           ------    ------   ----          --     --      --
  QOWC/CCC                 $1,041    $1,167   $126          56     58       2
                           ======    ======   ====          ==     ==      ==

Debt (Total Company)

Short-Term                    $55      $573   $518
Long-Term(1)                4,358     3,936   (422)
Less: Cash/S.T. Investments   445     1,084   (639)
                           ------    ------  -----
Net Debt                   $3,968    $3,425  ($543)
                           ======    ======  =====
Debt/EBITDA(2)                2.8       2.8
           ==                 ===       ===
Net Debt/EBITDA               2.5       2.1
           ==                 ===       ===

(1)  Excludes value of interest rate swaps.

(2)  EBITDA means income from continuing operations before income taxes, excluding special items, plus net Interest expense, plus depreciation and amortization as shown on the consolidated statement of cash flows.

                                                                             30

FY06 Pro forma

                                Sept. 2005        Actual(1)
                                 Estimate        Pro forma
                               --------------    ---------

Sales $                        7,900 - $8,100     $8,400
EPS                            $2.10 - $2.16      $2.13
Operating Free Cash Flow        $800 - $900       $917

(1)  The Pro forma amounts adjust the results from continuing operations to exclude special items, the sales and profits from businesses that did not qualify for discontinued operations treatment, the application of the proceeds on divestitures to debt and share repurchases as if the transactions had occurred at the beginning of FY06, and the impact of adopting FAS 123(R) at the beginning of FY06.

                                                                             31

                                     Heinz

                                    3 Year
                                  Performance
                                  Perspective
                                  FY03 - FY06

                                                                             32

FY03 to FY06 Summary

          - Growth

          - Trade Spending

          - Productivity

          - Profitability

          - Cash Flow

          - Growth

          - Trade Spending

          - Productivity

          - Profitability

          - Cash Flow

                                                                             33

Net Sales Growth -
Continuing Operations

Net Sales ($ millions)

$7,203                $7,626        $8,104        $8,643

FY 03(1)              FY 04         FY 05         FY 06

Change vs. PY(2)
----------------
Volume                 0.5%         2.4%          3.8%
Net Price             -0.3%         0.0%         -0.1%
Net Acq./Div.         -1.8%         0.4%          4.4%
Forex                  7.6%         3.5%         -1.5%
                       ----         ----          ----
Total                  5.9%         6.3%          6.7%

(1) FY 03 results exclude Zimbabwe

(2) Estimated FY04 Variances

                                                                             34

Top 10 Brands

                                           3 Year Avg.        FY 06 52 wk
Brand               Category               Growth Rate        Avg. Share
-------------------------------------------------------------------------------

1. Heinz            K & S, Meals, IF         6.0%              59.4%(1)
2. Ore-Ida          Meals & Snacks           9.0%              38.1%
3. Smart Ones       Meals & Snacks           5.6%              12.8%
4. Plasmon          Infant Food              1.8%              38.8%
5. Weight Watchers  Meals & Snacks           1.1%              51.6%(2)
6. Classico         K & S                   11.2%              36.3%(3)
7. ABC              K & S                    5.7%              52.8%(4)
8. TGIF             Meals & Snacks          11.4%              10.7%
9. Delimex          Meals & Snacks           0.9%              48.4%(5)
10. Wattie's        K & S, Meals, IF        11.6%              89.7%(6)
                                            ----
Top 10              Total                    5.8%

                     Top 10 Brands Account for 60% of FY06

(1) U.S. Heinz Ketchup Share   (2) U.K. Weight Watcher's Share   (3) Premium Pasta Sauce
(4) Soy Sauce Share            (5) Frozen Taquitos               (6) Beans / Pasta Share

                                                                             35

Net Sales Growth -
Continuing Operations

Sales Growth - FY 03 to FY 06 CAGR
----------------------------------

                       16.4%            14.8%          6.5%            6.1%           5.0%

                 RICIP Markets(1)     Aust./NZ      N.A. Cons.    US Foodservice     Europe
                                                    Products

CAGR (ex Acq/Div's)     5.7%           14.7%         6.1%              3.3%           3.5%
CAGR (ex Forex)         5.6%            5.4%         5.3%              6.1%           0.1%

(1) Russia, India, China, Indonesia & Poland

                                                                             36

                                     Heinz

                         Trade Spending Trade Spending

                                                                             37

Trade Spending Trends (1)

Deals and Allowances - % of Gross Revenue
-----------------------------------------

19.8%        20.2%          20.0%            18.1%

FY 03        FY 04          FY 05            FY 06

(1)  Continuing Operations as reported at the end of each fiscal year, except
     FY 03 which excludes Zimbabwe.

                                                                             38

Trade Spending in
U.S. Consumer Products

Deals and Allowances - % of Gross Revenue
-----------------------------------------

                                            U.S. Retail Peer Average = 18.0%(1)
                                            -----------------------------------

21.2%          21.3%            17.9%           16.9%

FY 03          FY 04            FY 05           FY 06

1.5% of GSV is spent on In-Store Consumer Advertising

(1) Source is Cannondale Associates

                                                                             39

FY06 Trade Spending
Across Regions

FY 06 Deals and Allowances - % of Gross Revenue
-----------------------------------------------

                                                       Total H.J. Heinz = 18.1%
                                                       ------------------------

23.3%                     15.0%

Europe                  Rest of Heinz

                                                                             40

                                     Heinz
-------------------------------------------------------------------------------
                                 Productivity

                                                                             41

Gross Margin Trends (1)

                                                  Gross Margin - % of Net Sales
                                                  -----------------------------
Key Drivers
-----------                                          37.5%           36.8%

- Net Price                           Flat           FY 03           FY 06
- Fuel/Commodity Inflation           (5.2pp)
  - Fuel price more than doubled
  - Steel costs doubled
  - Resin increased almost 50%
  - Sugar cost up by more than 80%
- Productivity                        5.2pp
- Business Unit Mix                  (0.7pp)

(1) Continuing Operations, excluding Zimbabwe in FY 03

                                                                             42

Plant Summary

# of Factories             FY 03    FY 04    FY 05    FY 06    Change
--------------             -----    -----    -----    -----    ------

Beginning of Fiscal Year    101       94       93      101
  Plants Acquired             5        2       10        5
  Plants Closed/Divested     12        3        2       15
                             --       --      ---      ---      -----
End of Fiscal Year           94       93      101       91      -9.9%
                             ==       ==      ===      ===      =====

Revenue/Plant ($MM)       $87.6    $90.5    $88.2    $95.0      +8.4%
              =           =====    =====    =====    =====      =====

LFY Productivity - Revenue / Plant ($ Millions)
-----------------------------------------------
Developed Markets           $130.2
                            ======
Emerging Markets             $30.0
                            ======
Total Heinz                  $95.0
                            ======
Peer Company Average(1)     $154.0
                            ======

In Fiscal 2007, We Plan to Reduce Plants by Another 15, Resulting in Projected
         Sales Per Plant of Approximately $159MM for Developed Markets

(1) Source is Credit Suisse May 2006 Analyst Report

                                                                             43

SG&A Cost Trends (1)
--------------------

SG & A - % of Net Sales
-----------------------

21.2%        21.4%         21.6%         21.2%

FY 03        FY 04         FY 05         FY 06

Key Factors:
------------

- Fuel Costs                              - Stock-Based Compensation (in lieu of
- Pension / PRM                             stock options)
- IT Capability & Systems Depreciation    - Compliance Costs

(1)  Continuing Operations, excluding Special Items and for FY03, excluding
     Zimbabwe.

                                                                             44

SG&A Costs -
Industry Perspective (1)

SG & A Costs - % of Net Sales               % N. America

Con Agra                11.9%                   89%
Hershey                 18.9%                   89%
Kraft                   20.8%                   69%
Heinz                   21.2%                   48%
General Mills           21.5%                   85%
Peer Avg                24.0%                   69%
Campbell                24.5%                   64%
McCormick               26.3%                   61%
Kellogg's               27.7%                   67%
Sara Lee                28.5%                   56%
Wrigley                 35.6%                   37%

(1) Source is Compustat, peer data reflects latest fiscal year.
(2) Reflects FY06 results for Continuing Operations, less Special Items (1)
Source is Compustat, peer data reflects latest fiscal year. (2) Reflects FY06 results for Continuing Operations, less Special Items (2)

                                                                              45

Advertising Spending (1)

Latest Fiscal Year Advertising - % of Sales

McCormick               1.7%
ConAgra                 2.4%
Hershey                 2.6%
Heinz                   3.2%
Kraft                   3.9%
General Mills           4.2%
Sara Lee                4.6%
Peer Avg                4.9%
Kellogg's               8.4%
Wrigley                11.0%

     Heinz Advertising Spending excluding Foodservice is 3.7% of Net Sales

(1) Source is Compustat and represents advertising expense per SEC definition.
Campbell's information not available.

                                                                              46

SG&A Costs -
Excluding Advertising (1)
Estimated SG&A Excluding Advertising - % of Sales

Hershey                 16.3%
Kraft                   17.2%
General Mills           17.3%
Heinz                   18.0%
Peer Avg                19.0%
Kellogg's               19.2%
Sara Lee                23.9%
McCormick               24.6%
Wrigley                 24.6%

(1) Represents total SG&A spending less advertising expenses as defined by the
SEC. Campbell's information not available.

                                                                              47

Heinz Consumer Marketing

Balance of Heinz

Consumer Marketing % of Sales Avg. FY 03-06     3.1%
Net Sales CAGR FY 03-06(1)                      7.8%(1)

Europe (ex Russia & Poland)

Consumer Marketing % of Sales Avg. FY 03-06     4.1%
Net Sales CAGR FY 03-06                         3.4%

(1) Continuing Operations, excluding Zimbabwe in FY03

                                                                              48

SG&A Cost Components
and Trends (1)

Key Drivers
- Focus on sharper price points
- G&A / R&D
    - Pension/PRM
    - RSU Costs (in lieu of options)
    - Sarbanes Oxley 404
    - Systems Capability
    - Global R&D Center
- S & D - Fuel Costs at
$61/barrel vs. $29/barrel

(1) Continuing Operations excluding Special Items, and for FY03, excludes Zimbabwe

           SG & A Components

   21.2%                        21.2%

   Mktg.                        Mktg.
   3.9%                         3.1%

 G&A / R&D                    G&A / R&D
   7.8%                          8.4%

    S&D                          S&D
    9.5%                         9.7%

   FY 03                        FY 06

                                                                              49

Pension Costs and
Post-Retirement Medical

Total Pension /  PRM Costs - $MM

         $45    $113
        FY 03   FY 06

COGS     $28    $60
         ===    ===
G&A      $17    $53
---      ---    ---

                                                                             50

G&A Expenses(1)
5.3%
8.9%

FY06 Total Heinz G&A                    Operating Unit G&A - % of Sales

$726                8.4%                     8.9%           5.3%
$351                4.1%
$375                4.3%

Other Costs
People Costs

Total Spending    % of Sales                 Europe     Rest of Heinz

(1) Excluding Special Items

                                                                             51

Total Headcount -
Net Sales to Total Headcount

FY 00
FY 03
FY 06(2)

Total Employees
48,000
45,000
42,000
39,000
36,000
33,000
30,000

Net Sales per Head ($M)
300
280
260
240
220
200
180
160
140
120

Total Headcount(1)
Sales per Head

(1) Headcount reflects the number of employees at fiscal year-end
(2) FY06 Sales reflect Continuing Operations; FY06 Headcount excludes Zimbabwe.

                                                                             52

Executive Headcount -
Net Sales per Executive(1)

Total Employees
450
400
350
300
250
200
150
100

Net Sales per Head ($MM)
40
35
30
25
20
15
10
5
0

FY 00
FY 03
FY 06

Executive Headcount
Net Sales per Executive(2)
(1) Executives include Director Level and above employees
(2) FY06 Sales reflect Continuing Operations

                                                                             53

Sales Per Employee

Sales per Employee - FY 06 $M

Sales per Employee(1)
---------------------
HJ Heinz       $261
Peer Avg.      $324

     $71                      $391
Emerging Markets          Developed Markets

- The Average for Our Developed Markets Significantly Exceeds that of Peer Companies
- Indonesia Sales per Employee of $40M, but Operating Income Margin is in-line with Heinz Average

(1) Peer Average source is CompuStat and Heinz excludes Zimbabwe

                                                                             54

Labor/Benefit Costs Per Employee

Labor / Benefit Costs Per Employee -  FY06

              $6,300            $64,000
          Emerging Markets   Developed Markets

Factories:     32                  59
               ==                  ==
Employees: 13,500              19,600
           ======              ======

                                                                             55

RICIP Profitability (1)

                              FY 07
---------------------------------------------------------------------
Sales                    $700+ Million
Operating Margin         10 - 11%(2)
Economic Profit          $20 Million

(1) Russia, India, China, Indonesia & Poland
(2) RICIP Operating Margin, excluding Russia, is targeted at approximately 13%

                                                                             56

Profitability

                                                                             57

Operating Income - FY03 to FY06

Continuing Operations - Excluding Special Items ($MM) (1)

          1,171             0               179             1,350

          FY03           Europe         Rest of Heinz       FY06
CAGR:                     0.0%               8.5%           4.8%
                          ===                ===            ===
(1) Excludes Zimbabwe from FY03

                                                                             58

EBIT Margin Results(1)

Heinz vs. Peer EBIT Margins(2)

15.4%                        15.7%
Heinz                       Peer Avg.
FY06                    Latest Fiscal Year

(1) Continuing Operations, excluding Special Items
(2) Source of Peer information is Compustat

                                                                             59

EPS - Continuing Operations
Excluding Special Items (1)

DLM Spin-off
Non-Core Sales
                                                        Non-Core
                           DLM                          Sales
                  $2.39    Spin-off     $2.20    $2.34  $2.10

                   FY 02   FY 03        FY 04    FY 05    FY 06

Disc. Ops          0.00    0.25         0.07     0.05    0.59
Special Items     (0.03)  (0.46)        0.00    (0.26)  (0.80)
Reported EPS(2)    2.36    1.82         2.27     2.13    1.89

(1) As discussed at each fiscal year-end
(2) Total Company, including Discontinued Operations

                                                                             60

Cash Flow

                                                                             61

Cash Conversion Cycle

                92        75        64        58       56
               FY02      FY03      FY04      FY05     FY06

QOWC ($MM)     2,038     1,380     1,187     1,167     1,041

We Have Led the Industry in Reducing Working Capital

                                                                             62

63
Operating Free Cash Flow ($MM) (1)

                95        678       752      1,017      920       844
               FY 01     FY 02     FY 03     FY 04     FY 05     FY 06

% of Sales      1.0%      7.2%      9.1%     12.1%     10.3%      9.8%
                ===       ===       ===      ====      ====       ===

(1) Cash flow from operations, less capital spending as reported in 10K at end of each fiscal year.

                                                                             63

Returns to Shareholders ($MM)

                              Dividends            Share Repurchase
                              Spin-off Dividend

                         1,774     550       690       1,231
                         1,252     170       291       823
                         522       380       399       408

                         FY 03     FY 04     FY 05     FY 06

% of OFCF                 236%      54%       75%       146%
                          ===       ==        ==        ===
% of Market Cap.           17%       4%        5%         9%
                          ===       ==        ==        ===

We Have Returned Over $4.2B to Shareholders

(1) Operating free cash flow. (1) Operating free cash flow.
                                                                             64

We Have Retained Financial Flexibility,
Even After Returning $4.2B to Shareholders

Debt Position $MM (1)
                                                                  Cash
                                                                  Net Debt
                              4,961     4,849     4,509     4,413
                              802       1,180     1,084     445
                              4,159     3,669     3,425     3,968

                              FY 03     FY 04     FY 05     FY 06

Debt/EBITDA                    3.3       3.0       2.8       2.8
                               ===       ===       ===       ===
Net Debt/EBITDA                2.8       2.3       2.1       2.5
                               ===       ===       ===       ===

(1) Excludes the value of interest rate swaps
                                                                             65

Use of Leverage

Latest Fiscal Year Net Debt / EBITDA (1)

          2.5            1.8
         Heinz      Peer Average

(1) Source of Peer Information from Compustat
                                                                             66

ROIC Analysis ROIC Analysis

               Heinze ROIC                                       Peer ROIC(1)

   12.6%                 14.5%                15.1%          16.2%           10.9%         11.7%
------------------------------------------  ---------------------------------------------------------
Total Company       Total Company            Reported       Excl.          Reported       Excl.
  Reported      Excluding Special Items                 Special Items                  Special Items
                                            -------------------------      --------------------------
(1) Peers include Wrigley, Hershey, Campbells, Kellogg, McCormick, General
Mills, Sara Lee, ConAgra and Kraft.
(2) Weighted by invested capital.

                                                                             67

                                                                   JUNE 1, 2006

William R. Johnson
-------------------------------------------------------------------------------
Chairman, President and CEO
H.J. Heinz Company

                                                                             68

Heinz
Superior Value
and Growth in
FY07 and FY08

                                                                             69

Superior Value and Growth Plan

Reduce Costs to
Improve Margins

Grow the Core
Portfolio

Generate Cash
to Deliver
Superior Value

                                                                             70

Superior Value and Growth Plan

                              Key Operational Initiatives
                              ---------------------------
Reduce Costs to               - Reduce SG&A costs
Improve Margin                - Optimize trade spend
                              - Integrate the global supply chain

Grow the Core                 - Increase innovation
Portfolio                     - Reinvest in our business
                              - Accelerate growth in foodservice
                              - Grow in emerging markets: RICIP

Generate Cash                 - Improve working capital
to Delivery                   - Prioritize capital spending
Superior Value                - Optimize capital structure and payout policy

                                                                             71

Superior Value and Growth Plan

                              Key Operational Initiatives
                              ---------------------------
Reduce Costs to               - Reduce SG&A costs
Improve Margin                - Optimize trade spend
                              - Integrate the global supply chain

Grow the Core                 - Increase innovation
Portfolio                     - Reinvest in our business
                              - Accelerate growth in foodservice
                              - Grow in emerging markets: RICIP

Generate Cash                 - Improve working capital
to Delivery                   - Prioritize capital spending
Superior Value                - Optimize capital structure and payout policy

                                                                             72

73
We Are Targeting $60MM of SG&A Productivity in FY07

Cost Savings
------------
                                             $MM
                                          ----------
Payroll Reductions                            30
Indirect Procurement                          20
Distribution Network Optimization             10
                                          ----------
Total                                         60

Investments/Cost Headwinds
--------------------------

                                             $MM
                                          ----------
Increased R&D                            Double-Digit
Marketing                                      50
Wage Inflation                                 10
New LTIP                                       10
Increased Fuel Costs                         $65/bbl

                                                                             73

74
Continue to Optimize
Deals and Allowances

Heinz Trade Spend as a Percentage of
Gross Sales, FY03 vs. FY06

          19.8%                         18.1%
                              -170 bps

          FY03                           FY06

                                                                             74

Deals and Allowances - U.S. Retail

     21.2%                    19.9%                    18.0%

                                                  North American
Heinz U.S. CP            Heinz U.S. CP            Food Industry
     FY03                     FY06                   Average

Source: Cannondale Associates Source: Cannondale Associates

                                                                             75

Global Trade Spend Summit

                                                                             76

Plan to Reduce Trade Spending
by 90bps in FY07

          Key Initiatives
----------------------------------
D&A % of Sales      FY06      FY07
--------------      ----      ----
Rest of Heinz       15.0%     14.7%
- Now entering 4th year of Trade Optimization Plan

Europe              23.3%     21.8%
- Applying global model to Europe

Deals and Allowances-- % of Sales(1)

18.1%     17.2%
FY06      FY07

                          Reduction of $145MM FY07/08
(1) Continuing Operations

                                                                             77

78
Supply Chain Composition
                                                  $ Billions
                                                  ----------
COGS                                                   5.4
Distribution                                           0.6
                                                  ----------
Total Costs                                            6.0
-------------------------------------------------------------------------------
Total Plants                                           91

                                                                             78

IBM Business Consulting Services Procurement Assessment

- Best in class on Strategic Procurement and Supplier Relationship Management
- Biggest opportunity is in indirect... particularly outside the Supply Chain

                                                                             79

Global Supply Chain Initiatives

Initiatives                                  Savings ($MM)
-----------                                  -------------
- Leverage direct and
  indirect procurement                            120

                                                                             80

Continuous Improvement
and Waste Reduction

                                                                             81

Global Supply Chain Initiatives

Initiatives                      Savings ($MM)
-----------                      -------------
- Leverage direct and
  indirect procurement               120
- Expand Six Sigma                   30

                                                                             82

Global Supply Chain Initiatives Global

Initiatives                      Savings ($MM)
-----------                      -------------
- Leverage direct and
  indirect procurement                120
- Expand Six Sigma                     30
- Exit 15 factories                    15
                                      ---
Total COGS Savings                    165
                                                                             83

We Expect to Improve Gross Margin
by More Than 100bps in FY07

            Net Price   Inflation         Productivity        Mix
  36.8%(1)    0.6%       (1.6%)              1.9%              0.4%        38.1%

     2006                                                                   2006

(1) Continuing Ops. Ex. Special Items. (1) Continuing Ops. Ex. Special Items.

                                                                             84

Plan to Reduce Costs to
Improve Margins
                                   Savings ($ MM)
                                   --------------
Focus Area                         FY07      FY08      Total
-------------------------------------------------------------------------------
D&A                                  95       50        145
COGS                                165      100        265
SG&A                                 60       30         90
Savings ($ MM)

Total cost savings of $355MM
over the next two years

                                                                             85

Superior Value Superior Value

                                             Key Operational Initiatives
                                             ---------------------------
Reduce Costs to Improve Margins              - Reduce SG&A costs
                                             - Optimize trade spend
                                             - Integrate the global supply chain

Grow the Core Portfolio                      - Increase innovation
                                             - Reinvest in our business
                                             - Accelerate growth in foodservice
                                             - Grow in emerging markets: RICIP

Generate Cash to Deliver Superior Value      - Improve working capital
                                             - Prioritize capital spending
                                             - Optimize capital structure and
                                               payout policy

                                                                             86

New Product Pipeline

                                                                             87

New Product Pipeline

                                                                             88

New Product Pipeline

                                                                             89

New Product Pipeline

                                                                             90

New Product Pipeline

                                                                             91

New Product Pipeline
                                                                             92

New Product Pipeline

                                                                             93

New Product Pipeline

                                                                             94

New Product Pipeline

                                                                             95

New Product Pipeline

                                                                             96

New Product Pipeline

                                                                             97

New Product Pipeline

                                                                             98

New Product Pipeline

                                                                             99

Health and Wellness

                                                                            100

New Line of Health and Wellness Related Infant Foods

Energy

Underweight
Convalescent
Pre-term

Healthy Tummy

Gastro-intestinal problems
Diarrhoea - Constipation
Reflux

Sleep

Sleeping
problems

Hypoallergenic

Intolerances
Allergies

                                                                            101

Italy - Plasmon

                Latest      Latest       Latest             Vs. Prior
                52 Week     26 Weeks     13 Weeks   April   Period     Vs. LY

Total Plasmon    50.7         51.5        52.9       54.3    0.7         1.5

Plasmon Wet      44.1         44.0        45.9       49.8    4.0         2.4

Total Numico     26.5         27.1        26.1       24.5    (1.1)       0.0

Numico Wet       31.2         32.1        30.2       27.0    (3.3)      (1.9)

Source: Nielsen period ending 30 April 2006, Volume Share

102

Heinz Infant Foods #1 Brand in 7 Global Markets

#1

#1

#1

#1

#1

#1

#1

103

Continued Commitment to Innovation

R&D Spend Increases

                Double-  Double-
12%     12%     Digit    Digit

FY05    FY06    FY07E    FY08E

104

Plan to Increase and Prioritize Marketing Investment

Increasing Marketing Spend

$267                    $317

        +$50 million
        +18.7%

FY06PF                  FY07P

105

106
Plan to Increase and Prioritize Marketing Investment

- Focus 75% of Marketing Spend on Top 10 Brands

                           25%
40%

                                Top 10 Brands
                                Other

                           75%
60%

Percentage of Sales    Marketing Spend

U.S. Ketchup Volume and
Share Growth Since 1998

Category Volume (Cases MM)  Heinz All Outlet Dollar Share

Category Volume                           Market Share

40
39                                                64%
38                                                62%
37    10 Point                                    60%
36    Improvement in                              58%
35    Market Share                                56%
34                                                54%
33                                                52%
32                                                50%
31
30

107

Growing Foodservice
Mike Hsu
President and
Chief Operating Officer
U.S. Foodservice

108

Heinz Ketchup -
The Preferred Dipping Sauce

109

Growing Foodservice Globally Growing Foodservice Globally

110

Grow Emerging Markets at Double-Digit Rates

-Heinz Core: RICIP

- 40% of world's population
- ~7.5% of company sales
- Expected sales growth of more than 10%
- 1/4 of our total sales growth in FY07

111

Successful Margin Expansion in Poland

Chris Warmoth
Senior VP, Heinz Asia

Operating Margin (%)

20.0%
15.0%
10.0%
5.0%
0.0%
       8.2%    11.2%   13.7%   15.3%   15.5%
       FY02    FY03    FY04    FY05    FY06

112

Superior Value and Growth Plan

                     Key Operational Initiatives

                        - Reduce SG&A costs
Reduce Costs to         - Optimize trade spend
Improve Margins         - Integrate the global supply chain

                        - Increase innovation
Grow the Core           - Reinvest in our business
Portfolio               - Accelerate growth in foodservice
                        - Grow in emerging markets: RICIP

Generate Cash           - Improve working capital
to Deliver              - Prioritize capital spending
Superior Value          - Optimize capital structure and payout policy

113

Generate Cash to Deliver Superior Value

-Dramatically improved working capital

-CCC reduced from 92 days in FY02 to 56 in FY06

-CCC target reduction of 2-3 days per year in FY07 and FY08

114

Generate Cash to Deliver Superior Value
-Prioritize capital spending
-Target only highly strategic acquisitions

Capex as Percent of Sales

                                3.0%
2.7%                            2.5%

FY03-FY06 Average               FY07E-FY08E

115

FY07 Dividend Increase

                        $1.40

$1.20

             +16.7%

FY06                    FY07

- Dividend payout ratio of
approximately 60%

116

Generate Cash to Deliver Superior Shareholder Value

-Nearly $2 billion returned to shareholders in FY05
and FY06 in dividends and share repurchases

-Nearly $2 billion to be returned in
FY07-FY08

117

FY07 Financial Targets(1)

Net Sales Growth                3-4%

Operating Income Growth         8% +

EPS Growth 10%

Operating Free Cash Flow        $800MM

(1) Projected growth off Pro forma base

118

FY07 Operational Targets

Reduce D&A                      $95MM

Exit Additional Plants          15

Reduce Headcount                2,700

R&D Increase                    Double digit

Increase Marketing              $50MM

119

Heinz Board of Directors

-Talented, diverse, engaged and independent Board

-ISS rating of 99.2%

-Top ten among S&P 500 companies

-Top ISS governance rating in the S&P food group

120

JUNE 1, 2006

Dave Moran

President and CEO
North American Consumer Products
Executive Vice President
H. J. Heinz Company

121

NA Consumer Products

 STRONG Q4 PERFORMANCE

                        % Change

                        Q4 FY06

Cases                   +17%

Net Sales               +16%

Operating Income        +19%

122

NA Consumer Products

FY'06 FULL YEAR PERFORMANCE

                  FY05            FY06        Change vs. FY05     % Change
Cases             145.6           163.6           18.0            +12.4%
Net Sales         $2,256.9        $2,554.1        $297.2          +13.2%
Operating Income  $530.4          $590.0          $59.6           +11.2%
HNA OFCF*         $401.6          $654.4          $252.8          +62.9%

* Includes U.S. Foodservice * Includes U.S. Foodservice

123

Net Sales

       8 Consecutive Quarters of Growth

120
115
110
105
100
95
90

        FY04            FY05            FY06

         5 Quarters of Double-Digit Growth

124

Operating Income

        Profit Growth in 11 of 12 Quarters
130

125

120

115

110

105

100

95

90

        FY04            FY05            FY06

        10 Consecutive Quarters of Growth

125

Financial Turnaround

NORTH AMERICAN CONSUMER PRODUCTS

                        FY03            FY06            Change          CAGR .
NACP
Cases                   138.2           163.6           +25.4           +6%
Net Sales               $2,114.0        $2,554.1        +$440.1         +7%
Operating Income        $452.5          $590.0          +$137.5         +9%
SG&A                    20.2%           18.1%           -210 bpts       -4%
D&A                     21.1%           17.5%           -360 bpts       -6%
$ Sales/Salaried        $1.57           $2.01           +$0.44          +8%
Employee

HNA*
OFCF                    $528.4          $654.4          +$126.0         +7%
QOWC                    15.0%           10.7%           -430 bpts       -11%

* Includes U.S. Foodservice * Includes U.S. Foodservice

126

Why We Are Winning...
1. Better People
        - 385 new
        - 425 promoted
        - 400 moved on
        - Stable leadership now in place

        - 8 of 9 direct reports in place for 3+ years
        - 2/3 of CP organization in place for 3 years

127

Why We Are Winning...

2. Strong Brands

ALL-TIME Record Highs

                FY06    $      $               HH     All Outlet
                Cases  Sales  Profit Loyalty   Pen.    $ Share      Position
Ore-Ida         +11%                                                    #1
Smart Ones      +21%                                                    #2
Heinz Ketchup   +4%                                                     #1
Snacks
o Delimex
o TGIF          +16%                                                    #1
o Bagel Bites
Classico        +10%                                                    #1
Heinz Gravy     +8%                                                     #1
  Share Position

"All-Time Record" defined as past 20 years, or as available

128

Why We Are Winning...

3. Idea-Oriented, Highly-Focused
Organization

- Close to the Consumer
- CP Blueprint
- Structural Alignment Across the P&L and Balance Sheet
        - Clear Visibility
        - Accountability
- New Capabilities, Systems and Processes

                                   Taste, brand equity, label,
                                      package, innovation,
Consumer            Benefits           in-store conditions
Proposition    f   ---------  =   --------------------------
                     Price           Shelf & promoted price

129

Ore-Ida: CP Blueprint In Action

FY03-06 Performance

                        CAGR

Cases                   +10%    .. Record Cases
Net Sales               +8%     .. Record Sales
Direct Income           +11%    .. Record Income

... LB Share:                    +3pts
... Household Penetration:       +3pts
... Retail Distribution:         +17%

130

Ore-Ida: CP Blueprint In Action

KEY DRIVERS KEY DRIVERS

1. Better Taste
2. Better Package
3. Strong Support
4. Robust Innovation Pipeline
Extra Crispy
Easy Fries
Roasted

131

Smart Ones: CP Blueprint In Action

FY03-06 Performance

CAGR

Cases           +2%     .. Record Cases
Net Sales       +5%     .. Record Sales
Direct Income   +9%     .. Record Income

KEY DRIVERS

Better Taste    Better Package    Strong Support

51% of Volume
New/Improved!

132

Smart Ones: CP Blueprint In Action

Robust Innovation Pipeline

New Lunches     New Desserts    New Snacks      New Breakfasts

133

Heinz Ketchup Continues to Grow

Heinz @ 45% Value Share

Heinz @ 60% Value Share

Category Volume

40
38
36
34
32
30
28
26
24
22
20

Market Share

70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%

Ketchup Category (Cases MM)             Heinz Retail $ Share

Data Source: AC Nielsen House Hold Panel and Scan Data

134

Changing The Game on Ketchup ...

.... From a Position of Strength

                     3-Yr. CAGR

Net Sales               +7%
Direct Income           +11%

- FY06

- Record Cases:         +4%
- Record Dollar Share:  +1.3 pts
- Record Loyalty:       +2.7%

135

Driving Growth in Ketchup

Category is expandable
INSIGHT
... Ketchup is Mom's helper
... More on hand, more they use
... Smaller sizes force Moms to ration

o 24oz to 36oz consume +44% more

o ... from 24oz to 46oz consume +78% more

136

5-Step Plan

1. New Fridge Door Fit
        - 46 oz and 64 oz
        - 70/30 win with consumers

2. Re-set the Shelf
        - Large size & innovation in the "sweet spot"
        - Smaller sizes to the bottom

137

5-Step Plan

3. Waterfall Pricing
        - Reward most loyal users

Price Per Oz.

24 oz           7.5(cent)
36 oz           6.9(cent)
46 oz           6.5(cent)

4. No more small-sized promotions
        - Merchandising:
                - 36 oz
                - 32 oz Top-Down
                - 46 oz & 64 oz Fridge Door Fit

138

5-Step Plan

5. Broad, Integrated Marketing Plan Behind Fridge Door Fit

        - TV Advertising
                - Fridge Fit
                - Tie-in with Restaurant Consumption

- In-Store Co-Marketing Tie-ins to expand usage with Host Foods

- Cross-Selling via back labels and Foodservice packets

        - 1 Billion Impressions

139

Reductions to Revenue                           (Deals, Coupons, Demo's,
                                                 Co--Marketing)

           Strategic tool used to complement other marketing levers

      On Strategy                                  Off Strategy
      -----------                                  ------------
-     Build Trial                              -   Off-set list price
-     Announce innovations                     -   "Rent" share
-     Drive key holidays                       -   Buy volume
-     Customer Co-Marketing

-------------------------------------------------------------------------------
                          Focus and Progress in NACP

                '03       -->    '06           -->    '08 Goal
% of GSV       21.1%           17.5% or -17%           16.0%
                                                      -150 pts
                                -360 bpts
                                                                            140

SG&A

CP Strategy: Invest in Intangible Assets  Competitive, Sustainable Advantage

On Strategy                         Off Strategy
-----------                         ------------
-  People                           -  Hard assets
-  Brands                           -  Back of house functions
-  Ideas
-  Capabilities

                           Focus and Progress in NACP

                '03       -->    '06            -->    '08 Goal
% of NSV       20.2%            18.1% or -10%         Flat at 18.0%

                                   -210 bpts

                                                                            141

Gross Margin

                               Key CP Principles

o  Consolidate manufacturing footprint
   - Utilization +20% in 3 years
o  Six Sigma throughout all of NA
o  Value engineering / global sourcing
o  Aggressively manage mix, SKU's and customer profitability

                          Focus and Progress in NACP

                '03       -->    '06            -->    '08 Goal
% of NSV       41.0%            41.0%                    42.0%
                                                       +100 bpts
                                   0 bpts

                                                                            142

FY07 Innovations

Consumer Benefit                        CP Innovations
----------------                        --------------
Taste & Quality
Convenience
Better For You
New Forms

                                                                            143

'07 Expectations

- Another record year
  - Cases
  - Sales
  - Profit

- Right people...
  - Working against the right things
  - Delivering results

                            Expect a Very Strong Q1

                                                                            144

                                                                   JUNE 1, 2006

Scott O'Hara
-------------------------------------------------------------------------------
EVP, President and CEO
Heinz Europe
H.J. Heinz Company

                                                                            145

FY06 European Business Profile

  -20%           37%      40%              17%      18%         54 days  44 days
-$630mn        up 300 basic points      up 120 basis points       down 10 days

Net Sales      Gross Margin             Operating Margin          CCC

Pre Divestiture(1)       Pro forma

(1) Total Europe reported including discontinued operations

                                                                            146

Plants and Employees

  34       27                   15,150       9,500

reduced 7 plants              reduced 5,650 employees
Plants                        Employees

Pre Divestiture               Pro forma

Includes 2 plants acquired with the HP acquisition

                                                                            147

2007 Transformation

1. People
2. Process
3. Product

                                                                            148

Significantly Upgraded Leadership

WESTERN EUROPE                    ITALY                            UK & IRELAND
Roel van Neerbos                  Stefano Clini                    David Woodward
President                         President                        President
Hein Schumacher                   Gianmarco Serrano                Suzanne Douglas
Chief Financial Officer           Chief Financial Officer          Chief Marketing Officer
Mariken Kimmels-Mares             Allesandro Felici                Garry Price
Marketing Director Benelux        Vice President Marketing         Chief Financial Officer
Bas Boswinkel                                                      John Hans
Sales Director Benelux                                             Vice President Sales
Albert Moncau
Managing Director Iberia &
France

                                                                            149

Europe - Process & Systems

o    Heinz Business Management (HBM)
     o    Remove silo thinking
     o    More efficient organization

o    Heinz Innovation Model (HIM)
     o    Best practice
     o    Shared learning

o    Supply chain and back office
     o    Committed to deliver supply chain and back office synergies
          o    Standardize processes
          o    System enabled

                                                                            150

Europe - Systems

o    SAP implemented in UK and Ireland
     o    Basis for European roll out by end of 2008

o    MEI trade promotion management system
     o    D&A efficiency (150bps improvement in FY07)

o    Manugistics production planning
     o    Inventory management

                                                                            151

Europe - Heinz Ketchup

  Market       Market      52 Week       Change
               Size         Value        vs. LY
                            Share
    UK         $199.0         79.2        +0.8
 Germany*      $345.0         35.4        +1.7
  France       $77.4          31.5        -0.2
  Sweden       $43.4          28.8        -0.8
  Denmark      $35.8          36.9        +1.4
Netherlands    $19.9          63.5        +0.9
  Belgium      $18.8          73.9        +1.3
  Europe       $915.0         37.1        +0.9

* Ketchup, Curry  Gewurz and  Condiment  Sauces

                                                                            152

Italy - Plasmon

                Latest     Latest      Latest             Vs. Prior
               52 Week    26 Weeks    13 Weeks    April   Period       Vs. LY
Total Plasmon     50.7        51.5        52.9    54.3     0.7          1.5
Plasmon Wet       44.1        44.0        45.9    49.8     4.0          2.4
Total Numico      26.5        27.1        26.1    24.5    (1.1)         0.0
Numico Wet        31.2        32.1        30.2    27.0    (3.3)        (1.9)

Source: Nielsen period ending 30 April 2006, Volume Share

                                                                            153

     For Infants with Problems or Worries (50% of Italian baby population)

   Energy            Healthy Tummy             Sleep         Hypoallergenic
Underweight        Gastro-intestinal         Sleeping         Intolerances
Convalescent           problems              problems          Allergies
  Pre-term      Diarrhoea - Constipation
                        Reflux
                                                                            154

Five To Drive - Europe

1.   Strengthen leadership position in Italy Infant Nutrition
     o    Innovation
     o    Marketing
2.   Returning UK to growth
     o    Leverage big brands / innovation
     o    Flawless in store execution
     o    New SAP platform
3.   Disproportionate growth in Eastern Europe
4.   Reduce costs to improve margins
5.   Improve cash flow

                                                                            155

Russia & Poland

o    NSV +22%
o    OI +21%
o    McDonald's launch in Russia
o    Innovation
o    In store excellence

                                                                            156

FY 2007 Plan

   +3.0%      40%           42%         18%        19%        44 days   42 days

+$90mn        up 160 basis points     up 120 basis points     down 2 days
Net Sales     Gross Margin            Operating Margin        CCC

                                                                            157

FY 2007 Plan Drivers

17.6%        17.1%             23.3%         21.8%          3.7%      4.3%

down 50 basis points          down 150 basis points         up 60 basis points
SG&A(1)        D&A(2)         Advertising(1)

(1) % of Net Sales
(2) % of Gross Sales

                                                                            158

Plants and Employees

 27        23               9,500     8,900

reduce 4 plants          reduce 600 employees
Plants                   Employees

2006      2007

                                                                            159

Summary

o        Significantly upgraded leadership team

o        Process and system enablers

o        Product is the hero

                                                                            160

FINANCIAL REVIEW YEAR - END FY06

Art Winkleblack
-------------------------------------------------------------------------------
Executive Vice President and CFO
H.J. Heinz Company

                                                                            161

                             Financial Projections
                                  FY07 - FY08

                                                                            162

P&L Goals

                                   FY06          Growth vs Pro forma FY06
                          ---------------------  ------------------------
                          Cont. Ops   Pro forma    FY07           FY08
                          ---------------------  ------------------------
Sales ($MM)                 8,643       8,400      +3-4%           4%+
Gross Margin                36.8%       37.4%      38.1%           38.5%
SG&A - Consumer Mktg.       3.1%        3.2%       3.6%            4.0%
     - Other SG&A           18.1%       18.6%      18.0%           17.5%
                          ---------------------  ------------------------
Operating Margin            15.6%       15.6%      16.5%           17.0%
Tax Rate                    31.4%       31.7%      30.0%           32.0%
EPS ($)                     2.10        2.13       2.35            2.54%

                                                                            163

Cash Flow Goals

                                      FY06        FY07         FY08
                                      ----        ----         ----
Cash Conversion Cycle (Days)          56          53-54        51-52
Capital Spending (% Net Sales)        2.5%(1)     2.5-3.0%     2.5-3.0%
Disposal of P.P. & E. ($MM)           19          25           20
Operating Free Cash Flow ($MM)(2)     863         800          850
Dividends ($)                         1.20        1.40         +-60%
                                                               Payout Ratio
Share Repurchase                      823      --$1 Billion--

(1) Calculated on aa total company basis..
(2) Cash from operations less Capex net of proceeds from the disposal of PP&E.

                                                                            164

Balance Sheet Expectations

                    Pro-forma      FY07      FY08
EBITDA ($MM)         1,560         1,675     1,790
Debt/EBITDA (x)      2.8           2.7       2.6
OFCF/Debt            20%(1)        17%       18%
After-Tax ROIC       14.5%(2)      15.5%     16.0%

                    Maintain Investment Grade Credit Rating

(1) OFCF Base on Total Heinz including Discontinued Operations
(2) Total Heinz organic including discontinued operations

                                                                            165

                                     Heinz

                                                                            166

     Heinz will file a proxy statement in connection with its 2006 annual meeting of stockholders. Heinz stockholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Stockholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by Heinz with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at Heinz’s Internet website at www.heinz.com or by writing to H. J. Heinz Company, World Headquarters, 600 Grant Street, Pittsburgh, Pennsylvania 15219. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Heinz's shareholders is available on Schedule 14A filed with the Securities and Exchange Commission on March 3, 2006.